UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

Global Allocation Fund	April 30, 2017

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Global stocks generated strong gains in the six months ended April 30, 2017, supported by positive corporate earnings trends. U.S. markets began the period buoyed by expectations that stimulus proposals from the newly elected Trump administration would successfully spur economic growth. Improved earnings over the period supported equities even as stimulus expectations moderated. European markets overcame Brexit-related concerns—at least for the time being—amid a stabilizing political environment, improving economic conditions, and strengthening earnings. Japanese equities advanced modestly against mixed economic data, while emerging markets posted strong gains. U.S. bond returns were mixed. Treasuries fared worst, while investment-grade corporate bonds were modestly positive. High yield bonds generated strong performance as oil prices stabilized and investors searched for enhanced yield opportunities. Bonds in developed international markets declined in U.S. dollar terms, while emerging markets debt advanced. The U.S. dollar gained against most developed markets currencies, and its performance against major emerging markets currencies was mixed.

As shown in the Performance Comparison table, the Global Allocation Fund returned 7.94% for the first six months of its fiscal year and outperformed the Morningstar Global Allocation Index for the period. (Results for the Advisor Class and I Class shares may vary due to their different fee structures, cash flows, and other factors.)

STRATEGY OVERVIEW

The fund’s broadly diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments, with the flexibility to overweight or underweight segments of the portfolio relative to those broad allocations. International securities generally account for about 50% of the fund’s equity holdings and 40% of the total portfolio.

Supported by the global reach of T. Rowe Price’s proprietary investment management and research capabilities, we anticipate security selection to be a primary contributor of added value in the portfolio over the long term. We also seek to add value through tactical overweighting and underweighting of asset classes and sectors, reflecting the views of T. Rowe Price’s Asset Allocation Committee. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides the ability to position the portfolio where we see attractive opportunities in the context of current valuations as well as our outlook for the economic and market environment.

The fund’s global fixed income allocation emphasizes specific attributes designed to contribute to the overall portfolio in a range of economic environments. International bonds account for about 40% of the fixed income allocation and include local currency and dollar-denominated debt from developed and emerging markets, providing exposure to a broad range of foreign bond markets and currencies. Our holdings of U.S. investment-grade bonds provide important ballast in “risk off” environments when investors gravitate toward higher-quality securities such as U.S. Treasuries. We maintain an allocation to high yield corporate bonds and emerging markets debt to take advantage of more attractive yields when possible, as well as opportunities to add value within these sectors through security selection driven by T. Rowe Price’s fundamental credit research. The fund’s fixed income holdings also include allocations to Treasury inflation protected securities (TIPS), which help preserve purchasing power in an environment of rising inflation, and floating rate bank loans, which could be beneficial in an environment of rising short-term interest rates.

Effective May 1, 2017, the Global Unconstrained Bond Fund, one of the fund’s underlying fixed income portfolios, was renamed the Dynamic Global Bond Fund. The name was changed to better align the fund with the broader marketplace and T. Rowe Price’s family of funds. The fund’s investment strategy has not changed. It invests in a variety of fixed income sectors offering the potential to benefit from interest rates, credit, and currency markets, expressing both long and short views while seeking to reduce downside risk and diversify against equity volatility and rising interest rates. Exposure to the Dynamic Global Bond Fund is intended to further diversify the Global Allocation Fund’s fixed income allocations among lower-volatility strategies, without the strategic sensitivity to interest rates of traditional bond strategies.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing diversification through exposure to sources of less correlated returns. These asset classes and strategies include a diversified allocation to a conservative hedge fund and an equity index option strategy.

An externally managed hedge fund of funds managed by Blackstone Hedge Fund Solutions accounts for approximately 10% of the portfolio. A hedge fund of funds with exposure to multiple hedge fund strategies and managers can benefit portfolio diversification by offering returns that have historically been less correlated with returns of traditional stock and bond asset classes represented in the fund, which can help dampen portfolio volatility.

The equity index option strategy, which primarily involves selling call options on the Standard & Poor’s 500 Index, provides an alternative means of compensation for bearing the downside risk of equities.

We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a premium in exchange for forgoing some of the equity market’s upside potential. The consistency of receiving the premium collected from selling index call options coupled with the lower equity exposure associated with writing the call option can provide a more stable pattern of returns, which can be particularly beneficial in an environment of modestly positive or negative equity market performance.

In addition, we have an allocation to currency-hedged international equities. Hedging a portion of the fund’s developed market currency exposure back to the U.S. dollar helps moderate the foreign-exchange volatility associated with a significant international allocation while maintaining robust exposure to international investment opportunities.

MARKET ENVIRONMENT

The major U.S. stock indexes registered double-digit gains for the six months ended April 30, 2017. Equities entered the period in somewhat of a holding pattern in the lead-up to the U.S. elections in November. Uncertainty about a possible interest rate increase also held equities back, as Federal Reserve (Fed) officials cautioned that the case for raising short-term interest rates had “strengthened.” Donald Trump’s election victory sparked a sharp rally due to optimism about the beneficial economic impact of a potentially less onerous regulatory environment and stimulative fiscal policies, including tax cuts and spending on infrastructure renewal. Markets quickly shook off a Fed rate increase in December 2016 and entered 2017 on a positive note, helped by signs the that global economy was gathering momentum, particularly in Europe and key emerging markets. Importantly, a positive inflection in earnings after several quarters of negative growth offered a further boost to sentiment. Markets cooled later in the period as uncertainty increased surrounding the prospects for Mr. Trump’s aggressive stimulus policies.

Stocks in international developed markets posted solid overall gains for the reporting period. European shares advanced early in the period on hopes that stronger U.S. economic growth would support growth overseas. The rally continued into 2017 as economic data suggested that Europe’s modest economic recovery was gaining steam. In March, shares rose to their highest level since mid-2015 after a center-right election victory in the Netherlands tempered fears that a rising tide of populism in the wake of Brexit would further undermine European unity. In April, a victory by centrist candidate Emmanuel Macron in the first round of the French presidential elections and his wide lead in polls for the second and final round further elevated market sentiment and benefited stocks. (Mr. Macron won a decisive victory over populist candidate Marine Le Pen after our reporting period ended.)

Similar to European markets, Japanese shares rallied strongly after Mr. Trump’s election victory on hopes that fiscal stimulus and regulatory reform in the U.S. would boost global economic growth. Equities cooled in the early months of 2017, however, as investors digested a slew of mixed economic data. The economy grew 1.2% on an annualized basis in the fourth quarter of 2016—modest but improved versus the recent past—and higher hourly earnings for full-time workers was also encouraging. Corporate results generally have been positive, with a majority of companies beating earnings estimates. However, household spending remains decidedly subdued, and data suggest slowing growth for Japan’s important manufacturing and export sectors.

Emerging markets stocks gained overall. A more stable global political environment mitigated fears about protectionism, and improved fundamentals smoothed concerns about rising interest rates in developed markets. Commodity prices stabilized somewhat in 2016 and early 2017, but oil reversed course and started to decline again later in the period as increased output from U.S. producers renewed the downward pressure on prices. However, increased economic diversity, healthier fundamentals, and signs of stronger economic growth in China helped many emerging markets shrug off the latest slide in oil prices.

U.S. bond returns were mixed as sectors with higher-yielding sectors performed best. Treasuries fared worst against the backdrop of rising interest rate expectations and anticipation that accommodative monetary and fiscal policies, including reduced taxes and increased infrastructure spending, could lead to higher inflation and larger deficits. Investment-grade corporate bonds were modestly positive, while high yield bonds generated strong performance and easily outpaced other fixed income sectors. Floating rate bank loans were also positive for the period. Mortgage-backed securities (MBS) lost ground amid questions about the Fed’s plans to unwind its large holdings of MBS, but they still held up better than Treasuries. Asset-backed securities (ABS), which tend to have short durations and relatively high credit quality, were modestly positive.

Outside the U.S., bonds in developed international markets declined in U.S. dollar terms. Early in the period, bond yields in many developed markets increased in sync with U.S. Treasury yields as Donald Trump’s election victory raised expectations for U.S. fiscal stimulus and higher inflation. (Bond yields and prices move in opposite directions.) They recovered some ground in the early months of 2017. UK bonds declined amid expectations that inflation stemming from the pound’s weakness over the last year will eventually prompt the Bank of England to raise interest rates. Japanese bonds gained slightly as the Bank of Japan (BoJ) continued its policy of targeting the 10-year government bond yield near 0%.

Emerging markets debt declined in U.S. dollar terms early in the period amid concerns about the impact of rising interest rates and protectionism in the U.S. Dollar-denominated emerging markets bonds reversed course and registered strong gains in the first quarter of 2017, however, as concerns waned about Mr. Trump’s protectionist rhetoric and investors searched for higher-yielding securities. Emerging markets bonds denominated in local currencies performed well as several key emerging markets currencies rallied against the dollar in the latter half of our reporting period.

The U.S. dollar gained against most major developed markets currencies for the six-month period. The Japanese yen lost nearly 6% versus the dollar, while the euro declined approximately 1%. The British pound recovered some of the value lost when it came under heavy pressure due to Brexit-related concerns, and sterling gained approximately 6% against the dollar. The performance of major emerging markets currencies was mixed. China’s yuan and Brazil’s real lost roughly 2% and 1% versus the dollar, respectively, while the Indian rupee gained nearly 4% and the Russian ruble advanced more than 11%.

ASSET ALLOCATION STRATEGY

We made several moves to moderate risk within the portfolio, including moving to an underweight in equities, as well as trimming our allocation to high yield and emerging market debt.

Our decision to underweight equities resulted from several factors. Equity valuations appear extended against a backdrop of still-low economic growth and continued uncertainty surrounding the potential passage and final form of pro-growth economic proposals from the Trump administration. However, we expect only modest returns from bonds as the current low-yield environment offers a weak foundation and rising interest rates pose an ongoing headwind. Global economic growth began to broaden in the closing months of 2016 and should continue to do so over the next several quarters, although it will remain at a relatively modest pace. Any rise in U.S. interest rates should be gradual in light of subdued U.S. economic growth, limiting its impact on bonds. Additionally, yield-hungry investors are likely to support healthy demand for the higher yields available on U.S. Treasuries, particularly when compared with the low or negative yields available on many other developed market bonds as global monetary policies remain generally accommodative.

We ended the period with an overweight to international equities versus U.S. stocks. We lowered our allocation to international stocks earlier in the period due to concerns about the earnings impact of slowing global growth and trade. A strong postelection rally in U.S. stocks extended relative valuations, and we raised our allocation to international stocks as signs of improving global economic fundamentals supported the prospects for corporate earnings growth outside the U.S. In Europe, economic growth expectations have improved modestly, the central bank remains broadly supportive, and earnings growth expectations have improved. Japanese growth remains tepid as domestic consumption has yet to improve despite aggressive policy measures; however, many corporations are advancing shareholder-friendly policies, including share repurchases, and improving profitability and corporate governance.

Within international equities, we moved to an underweight in emerging markets. While emerging markets growth shows signs of stabilization and should benefit from improved global trade, emerging markets remain vulnerable to a decline in energy prices. Additionally, higher developed markets interest rates and a strong U.S. dollar represent risks to emerging markets, as does the potential for an increase in protectionist trade policies. While emerging markets valuations are cheaper than developed markets on an absolute basis, valuations are less compelling when viewing their historical relationship to developed markets equities and when accounting for differing sector profiles.

We continue to be underweight real assets equities versus global equities. We remain cautious on the longer-term prospects for energy and commodities prices given our concerns about structural supply and demand imbalances. In November, the Organization of the Petroleum Exporting Countries (OPEC) announced plans to limit oil production. However, the rise in oil prices resulting from OPEC production limits was met by increased production from the U.S. North American shale producers have become a larger contributor to global oil supplies and, with their increased efficiency, can now operate profitably at lower prices. We expect demand for industrial metals to stay subdued as China gradually transitions its economic model away from a dependence on industrial production and exports to one balanced by domestic consumption. Fundamentals for developed markets real estate investment trusts (REITs) remain broadly positive, supported by modestly improving economies and limited supply outside the U.S. Although REITs remain sensitive to rising interest rates, the Fed’s gradual pace in normalizing its interest rate policy could soften the risks over the near term.

Among U.S. equities, we are overweight growth versus value based on the former’s more attractive valuations and expectations for a protracted period of modest economic growth. Lower-quality value sectors such as industrials and materials rallied after the U.S. elections, but the rebound has moderated, with growth outperforming value since the start of 2017. While increased spending, tax cuts, and deregulation may provide support for cyclical sectors like financials and energy, the scope of these measures and their prospects for receiving congressional approval remain uncertain.

We moved from an overweight position in U.S. large-cap stocks versus small-caps to a neutral position. Small-caps benefited from a strong postelection rally in 2016 but have lagged large-caps in 2017 as waning optimism about the prospects for growth-oriented economic policies helped bring relative valuations in line with their historical averages. We remain mindful, however, that higher U.S. fiscal spending and tax reforms, if enacted, could offer larger benefits to more domestically focused small-caps than large-caps.

Outside the U.S., we are modestly overweight value versus growth as valuations appear expensive in growth areas such as consumer staples. Valuations for value sectors are broadly attractive and could benefit from improving global growth, but value sectors like financials and energy continue to face longer-term headwinds. We are modestly overweight international small-caps versus large-caps based on their potential to benefit from relatively nascent economic recoveries.

Within the portfolio’s broad fixed income allocation, we moved from an overweight position in high yield bonds relative to U.S. investment-grade debt to neutral. Despite renewed weakness in energy prices later in the period, the high yield sector performed well and credit spreads narrowed to levels below historical averages. (Credit spreads measure the additional yield above that of a comparable-maturity Treasury security that investors demand for holding a bond with credit risk.) High yield bonds continue to offer a yield advantage over investment-grade bonds, but current yields provide less opportunity for further appreciation and are vulnerable to a pullback in commodity prices.

We continue to favor U.S. investment-grade debt over nondollar bonds but reduced our underweight to nondollar. Bond yields and extended duration profiles outside the U.S. continue to offer an unattractive risk/return trade-off, but the strength of the U.S. dollar, which has reinforced our underweight to nondollar bonds, may become less pronounced. The factors underpinning the dollar’s appreciation since 2014, including stronger relative economic growth and the Fed tightening in advance of other central banks, may offer less support as growth outside the U.S. improves and the Fed’s tightening path remains modest while other central banks, including the European Central Bank (ECB), take initial steps to rein in accommodative policies.

We reduced our overweight to emerging markets bonds relative to U.S. investment-grade debt and ended the period with a neutral position. Valuations for emerging markets bonds are less compelling after the risk-on rally since the U.S. elections. While emerging market economies benefited from the rise in commodity prices last year, energy prices have recently retreated and concerns remain about the impacts from protectionist trade policies, higher developed market interest rates, and a stronger U.S. dollar. Emerging markets economies enjoy better fundamentals than during the taper-tantrum sell-off in 2013, but there is considerable disparity between individual countries in their fiscal positions, political stability, and progress toward reforms, which highlights the importance of in-depth research and a selective approach to the market.

PORTFOLIO REVIEW

U.S. Stocks
Our portfolio’s U.S. stocks were solidly positive in absolute terms for the six-month reporting period. Security selection benefited relative performance as positive results in our underlying large-cap growth portfolios overcame weakness in our large-cap value and small-cap portfolios. Financials stocks were our strongest absolute contributors amid optimism about the benefits from higher interest rates and improved economic growth. Our banks were particularly strong, led by JPMorgan Chase, Wells Fargo, and U.S. Bancorp. Our information technology stocks were solidly positive as well. The sector accounts for a number of our largest positions, including Apple, Microsoft, Alphabet, and Amazon.com, each of which performed well during the period. The energy sector weighed on overall results and gave back some of 2016’s strong gains amid indications that increased U.S. production was renewing the downward pressure on global oil prices. ExxonMobil, Spectra Energy, and EQT were among the fund’s weaker holdings. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

International Stocks
Our international stocks registered attractive overall gains, although they generally trailed our broader U.S. equity portfolio. Our portfolios of overseas developed markets stocks outperformed our emerging markets portfolios for the period, although emerging markets stocks outperformed in the early months of 2017 amid waning fears about the impact of rising interest rates and protectionist rhetoric in the U.S. As with our U.S. equity portfolio, financials stocks were the biggest positive contributors in our developed markets portfolio and were led by Erste Group Bank (Austria), BNP Paribas (France), Lloyds Banking Group (UK), and Nordea Banking Group (Sweden). On the other hand, some of our European telecommunication stocks, including Vodafone (UK) and Telecom Italia (Italy), were challenged by concerns about rising competition in key markets.

The information technology sector led the way among our emerging markets stocks. Shares of Samsung Electronics (South Korea) advanced after a positive earnings report showed improved profitability across its business lines, particularly in its memory and mobile phone divisions. Tencent Holdings, the dominant social networking platform in China, and MercadoLibre (Argentina), Latin America’s largest online trading platform, were also strong contributors. Our consumer staples exposure detracted from performance, with snack and beverage manufacturer Universal Robina (Philippines) and food retailer Magnit (Russia) among our weaker holdings.

Domestic Bonds
The portfolio’s U.S. fixed income allocation was modestly negative in absolute terms for the six-month reporting period. The fund’s U.S. investment-grade bond allocation consists of a conservative core component and an allocation to TIPS. The core allocation emphasizes higher-quality bonds and is intended to provide ballast in an environment of heightened risk aversion, while TIPS offer inflation protection through a broad range of maturities. Our core U.S. investment-grade debt portfolio declined as optimism about pro-growth economic policies stoked investors’ appetite for riskier assets, while our TIPS holdings fell slightly amid moderating inflation expectations.

Weakness in our investment-grade portfolio was offset somewhat by positive results in our high yield bonds, which generated good returns as investors shifted toward fixed income sectors with the potential for higher returns and less sensitivity to a rising interest rate environment. Price stability in certain sectors of the commodities complex, particularly oil and natural gas, for much of the period also supported the high yield sector.

International Bonds
The portfolio’s fixed income holdings also include international bonds, encompassing developed and emerging market sovereign and corporate bonds, denominated in both the U.S. dollar and local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds. The fund’s international bonds weighed slightly on performance. Our overseas developed markets debt declined in U.S. dollar terms, due largely to a sharp rise in the value of the U.S. dollar following Donald Trump’s election victory. Emerging markets debt denominated in both U.S. dollars and local currencies generated good gains as investors continued to search for higher-yielding securities.

Diversifying Strategies
The portfolio incorporates several diversifying components in order to moderate volatility and diversify risk over a full market cycle. These include a diversified hedge fund of funds allocation, currency-hedged international equities, and an equity index option strategy.

For example, the equity index option strategy is expected to have a lower-volatility profile than the broad stock market, while the hedge fund allocation is expected to have a volatility level comparable to bonds with potential value added from a broad range of underlying investment strategies and managers. The fund’s currency-hedged international equities recorded strong gains for the period, followed closely by healthy returns in our equity index option overlay strategy. Our diversified hedge fund of funds allocation generated favorable risk-adjusted returns.

We also have an allocation to real assets equities, which include companies that have direct exposure to physical assets, such as energy and commodities, real estate, industrial equipment, and utilities. We diversify the portfolio across a range of assets that tend to perform differently under varying inflation scenarios, seeking smoother long-term returns under a range of inflationary conditions. As a complement to more traditional equity investments, we believe real assets equities can enhance long-term outcomes in the context of a broader investment portfolio. Our real assets equities were modestly positive over the period but trailed the broader equities markets.

The fund’s exposure to derivatives benefited absolute performance during the period; U.S. small-cap equity futures and equity options and futures within the options overlay strategy were the principal contributors.

INVESTMENT OUTLOOK

Although still modest, the positive momentum for global economic growth has continued into 2017, with data showing synchronized improvements across most developed and emerging markets—an uncommon occurrence in the current economic cycle.

In the U.S., a decline in consumer spending contributed to tepid first-quarter economic growth, but we expect a pickup in growth over the remainder of the year. There is considerable uncertainty surrounding the Trump administration’s growth proposals, and inflation may have reached a near-term peak as support from higher energy prices continues to moderate. The Fed has signaled its intent to continue a modest pace of tightening this year amid a stronger labor market and firming inflation, and markets are expecting at least two more rate increases over the remainder of 2017. Corporate leverage has increased, but balance sheets appear generally healthy and provide flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividends and share repurchases. Companies are reporting solid profit increases in the first quarter of 2017, and the positive earnings growth trend is expected to last through the end of the calendar year against a backdrop of stronger revenue growth and positive contributions from the energy and materials sectors.

In Europe, growth expectations are improving, with support from resilient household consumption, increased business investment, and stronger global trade. The ECB acknowledged the improved growth prospects and diminished downside risk in April, although it held policy rates at record-low levels while extending its €60 billion per month bond purchases through year-end. Risks remain, however. Brexit continues to be a looming concern, but negotiations have yet to begin in earnest. Political uncertainty is still elevated with upcoming elections in Germany and Italy, but fears about a wave of populist victories have abated for the time being in the wake of centrist election wins in the Netherlands and France. Long-term structural issues such as high debt, low inflation, and elevated unemployment continue to plague growth in many European countries.

Japan’s economy expanded modestly in the fourth quarter of 2016, supported by stronger exports and government spending. However, Prime Minister Shinzo Abe’s efforts to reform the economy and stimulate growth remain challenged by weak consumption, tepid wage growth, and low inflation. The yen weakened against the U.S. dollar in the wake of the U.S. election but strengthened again in early 2017, which could weigh on exports and corporate profitability. While investors have been skeptical of Mr. Abe’s and the BoJ’s progress on stimulating economic growth and inflation, Japanese corporations are showing positive movement toward improving corporate governance and enhancing shareholder value.

Emerging markets growth should improve broadly in 2017, although commodity export-oriented economies may be challenged by any persistent decline in energy prices. Country-specific conditions vary in terms of economic growth, monetary and fiscal policy flexibility, dependence on commodity exports, and progress toward structural reforms. While the prospects for protectionist trade policies are less pronounced than they were a few months ago, they remain a risk to global trade. In addition, higher interest rates and a stronger U.S. dollar could contribute to capital outflows. China’s policymakers are using a number of fiscal and monetary policy tools to achieve their growth target—currently around 6.5%—as they try to engineer an orderly transition to a consumer-based growth model, although we note that signs of tightening financial conditions began to appear later in the period.

Key risks to global markets include the impacts of spreading populist and protectionist policies on political stability and global trade, the sustainability of energy prices, and global monetary policies. Heightened geopolitical tensions in several areas, including the Middle East and the Korean peninsula, pose additional risks. We believe that the broad diversification of our portfolios across asset classes, regions, and countries, combined with fundamental research, active management in security selection, and our ability to make tactical changes in the funds’ allocations, should help us generate attractive risk-adjusted returns in an uncertain market environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver
Chairman of the fund’s Investment Advisory Committee

May 18, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Call option: Gives the holder the right but not the obligation to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price, or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Morningstar Global Allocation Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
ARGENTINA 0.2%		
Common Stocks 0.2%		
MercadoLibre (USD)	1,852	424
Tenaris (EUR)	413	7
Tenaris, ADR (USD)	869	27
YPF, ADR (USD)	1,400	36
Total Argentina (Cost $275)		494
AUSTRALIA 1.1%		
Asset-Backed Securities 0.0%		
Smart Trust Australia, Series 2015-3US, Class A3A 1.66%, 8/14/19 (USD)	90,000	90
		90
Common Stocks 1.0%		
Amcor	22,319	262
Australia & New Zealand Banking	8,685	213
BHP Billiton Limited	5,037	90
Brambles	5,658	44
BT Investment Management	6,244	56
Challenger	13,580	134
Charter Hall Retail Real Estate Investment Trust	2,822	9
Cochlear	666	70
CSL	588	58
Downer EDI	27,490	121
Evolution Mining	1,459	2
Fortescue Metals Group	2,472	10
Greencross	6,418	33
Incitec Pivot	46,304	131
Inedependence Group	2,010	5
Macquarie Group	1,578	110
Myob	16,097	42
Newcrest Mining	1,993	32
Orora	1,729	4
Primary Health Care Limited	33,257	84

Quintis	38,852	35
Reliance Worldwide	14,572	33
Rio Tinto	1,557	70
Scentre	34,669	112
South 32	97,397	202
Telstra	7,476	24
Vicinity Centres	8,533	18
Western Areas (1)	1,597	3
Woodside Petroleum	4,196	101
WorleyParsons (1)	11,409	96
		2,204
Corporate Bonds 0.1%		
Transurban Finance, 4.125%, 2/2/26 (USD) (2)	15,000	16
WestPac Banking, 2.15%, 3/6/20 (USD)	110,000	110
Westpac Banking, 2.25%, 7/30/18 (USD)	25,000	25
		151
Total Australia (Cost $2,061)		2,445
AUSTRIA 0.2%		
Common Stocks 0.2%		
Andritz	34	2
Erste Group Bank	11,500	412
Voestalpine	169	7
Total Austria (Cost $356)		421
BELGIUM 0.1%		
Common Stocks 0.1%		
Anheuser-Busch InBev	256	29
KBC	1,121	81
Umicore	1,284	75
		185

CANADA 1.0%

Common Stocks 0.8%

Advantage Oil & Gas (1)	800	5
Agnico Eagle Mines (USD)	513	25
Agrium (USD)	83	8
Aimia	10,100	68
Alimentation Couche-Tard, Class B	2,725	125
Altus Group	1,700	38
ARC Resources	600	8
Barrick Gold (USD)	3,290	55
Boardwalk Real Estate Investment Trust	125	4
Canadian Natural Resources	3,641	116
Canadian Natural Resources (USD)	220	7
Canadian Pacific Railway	1,002	154
Canadian Pacific Railway (USD)	218	33
Canadian Real Estate Investment Trust	180	6
Computer Modelling	1,440	11
Descartes Systems (1)	2,010	46
DIRTT Environmental Solutions (1)	6,567	32
Empire, Class A	5,012	77
Enbridge (USD)	1,739	72
Encana (USD)	800	9
First Quantum Minerals	1,467	14
Franco-Nevada	465	32
Franco-Nevada (USD)	1,578	107
Goldcorp (USD)	1,620	23
Kelt Exploration (1)	660	3
Kinross Gold (USD) (1)	4,100	14
Lundin Mining	984	5
National Bank of Canada	5,716	222
New Gold (USD) (1)	700	2
Seven Generations Energy, Class A (1)	1,745	31
Shopify, Class A (1)	1,108	84

CHILE 0.1%

Common Stocks 0.1%

Antofagasta (GBP)	12,631	137
Banco Santander Chile, ADR (USD)	2,396	57
SACI Falabella	5,036	40
Total Chile (Cost $191)		234

CHINA 2.0%

Common Stocks 1.8%

58.com, ADR (USD) (1)	3,488	138
Alibaba Group Holding, ADR (USD) (1)	7,670	886
Anhui Conch Cement, H Shares (HKD)	4,000	14
Baidu, ADR (USD) (1)	1,554	280
China Longyuan Power, H Shares (HKD)	109,000	84
China Mengniu Dairy (HKD)	80,000	155
China Overseas Land & Investment (HKD)	40,000	116
CSPC Pharmaceutical (HKD)	70,000	97
Ctrip.com International, ADR (USD) (1)	3,462	175
Fufeng (HKD)	112,000	77
Haier Electronics (HKD)	30,000	70
Hengan International Group (HKD)	10,000	75
Huaneng Renewables, H Shares (HKD)	84,000	29
Lonking Holdings (HKD)	152,000	43
Luthai Textile, B Shares (HKD)	40,700	48
Minth Group (HKD)	16,000	59
Ping An Insurance, H Shares (HKD)	19,000	107
Sino Biopharmaceutical (HKD)	104,000	85
Sunny Optical Technology (HKD)	7,000	57
TAL Education, ADR (USD) (1)	496	59
Tencent Holdings (HKD)	35,300	1,106
Tong Ren Tang Technologies, H Shares (HKD)	24,000	40
TravelSky Technology, H Shares (HKD)	25,000	66

DENMARK 0.4%		
Common Stocks 0.4%		
Ambu, B Shares	1,280	63
Danske Bank	3,039	111
GN Store Nord	7,868	205
Maersk, B Shares	75	129
Novo Nordisk, B Shares	2,439	95
Tele Danmark	37,174	199
Vestas Wind Systems	24	2
Total Denmark (Cost $672)		804
EGYPT 0.0%		
Common Stocks 0.0%		
Edita Food Industries, GDR (USD)	2,522	18
Edita Food Industries, GDR (USD) (2)	1,078	7
Integrated Diagnostics Holdings (USD) (1)	8,917	27
OCI (EUR) (1)	230	4
Total Egypt (Cost $70)		56
FINLAND 0.2%		
Common Stocks 0.2%		
Huhtamaki	1,167	45
Sampo, A Shares	4,477	214
Stora Enso, R Shares	7,226	86
Tokmanni	2,578	25
UPM-Kymmene	116	3
Total Finland (Cost $318)		373
FRANCE 2.4%		
Common Stocks 2.4%		
Air Liquide	1,944	234

Corporate Bonds 0.0%		
BNP Paribas, 2.70%, 8/20/18 (USD)	25,000	25
		25
Total France (Cost $4,813)		5,539
GEORGIA 0.0%		
Common Stocks 0.0%		
Georgia Healthcare (GBP) (1)	9,804	45
Total Georgia (Cost $25)		45
GERMANY 1.8%		
Common Stocks 1.8%		
Ado Properties	714	26
Allianz	683	130
Aumann (1)	468	31
BASF	1,141	111
Bayer	8,177	1,012
Beiersdorf	450	45
BMW	832	80
Brenntag	1,028	61
Commerzbank (1)	12,281	120
Covestro	797	62
CTS Eventim	1,332	51
E.ON	5,252	41
Fresenius	5,061	411
GEA Group	3,949	168
Krones	42	5
Leoni	2,604	142
Linde	599	108
Merck	940	110
Munich Re	971	186

Norma	1,631	87
Scout24 Holding (1)	4,028	138
Siemens	2,003	287
Stabilus	645	47
Symrise	60	4
Takkt	1,492	35
Tele Columbus (1)	6,518	62
Telefonica Deutschland Holding	87,410	424
ThyssenKrupp	340	8
Wirecard	2,647	157
		4,149
Corporate Bonds 0.0%		
KFW, 0.875%, 9/5/17 (USD)	35,000	35
		35
Total Germany (Cost $3,553)		4,184

HONG KONG 1.1%

Common Stocks 1.1%		
AIA Group	138,400	958
Cheung Kong Property Holdings	20,656	148
Chow Sang Sang Holdings International	14,000	36
CK Hutchison Holdings	54,916	686
Hongkong Land Holdings (USD)	21,300	164
Hysan Development	2,000	9
Jardine Matheson Holdings (USD)	2,600	167
Pacific Textiles	41,000	45
Samsonite International	23,400	90
SITC International Holdings	71,000	51
SmarTone Telecommunications Holdings	21,500	30
Sun Hung Kai Properties	9,333	140

Wharf Holdings	1,000	9
Total Hong Kong (Cost $2,198)		2,533

INDIA 1.0%

Common Stocks 1.0%

Axis Bank	9,407	74
Axis Bank, GDR (USD)	3,642	143
Britannia Industries	856	48
Cummins India	1,582	25
Cyient	5,896	50
Dish TV India (1)	26,513	39
Emami	2,319	38
Escorts	4,793	41
Glenmark Pharmaceuticals	2,397	33
HDFC Bank	1,237	30
Hexaware Technologies	12,547	45
Hindalco	2,285	7
Housing Development Finance	14,287	341
ICICI Bank	3,892	17
ICICI Bank, ADR (USD)	4,320	37
Infosys	8,167	117
Infosys, ADR (USD)	14,733	215
Ipca Laboratories (1)	2,888	27
Maruti Suzuki India	495	50
NTPC Limited	74,815	191
Petronet LNG	20,013	132
Power Grid Corp of India	41,989	136
SH Kelkar (1)	7,530	38
Tata Consultancy	3,284	116
Tata Motors	4,135	30
Tata Motors, ADR (USD)	989	35
Tata Steel Limited	987	7

Corporate Bonds 0.1%		
Teva Pharmaceutical, 3.15%, 10/1/26 (USD)	135,000	126
		126
Total Israel (Cost $214)		195
ITALY 0.5%		
Common Stocks 0.5%		
Amplifon	4,707	60
Banca Generali	1,851	53
Banca Mediolanum	17,594	135
Brunello Cucinelli	1,301	34
Cerved Information Solutions	2,839	30
Ferrari (USD)	441	33
FinecoBank Banca Fineco	7,791	56
Intesa Sanpaolo	43,520	127
Leonardo (1)	6,696	105
Moncler	5,695	141
Prysmian	2,731	79
Telecom Italia	130,705	93
UniCredit (1)	7,849	128
Yoox Net-A-Porter (1)	4,678	124
Total Italy (Cost $1,003)		1,198
JAPAN 5.2%		
Common Stocks 5.2%		
Air Water	5,600	108
Aisin Seiki	1,000	49
Asahi Kasei	12,000	114
Asics	8,300	147
Astellas Pharma	46,100	608
Bank of the Ryukyus	2,700	37

Benesse Holdings	6,000	181
Central Japan Railway	700	117
Chugai Pharmaceutical	3,100	110
Coca-Cola Bottlers Japan	1,400	42
Credit Saison	14,700	268
CyberAgent	4,900	152
Daifuku	1,300	33
Daiichikosho	900	39
Daio Paper	4,900	62
Disco	300	47
Eiken Chemical	1,500	41
Electric Power Development, Class C	5,500	128
Ezaki Glico	900	47
FANUC	200	41
Fujitec	6,300	75
Fujitsu General	5,100	108
Fukuoka Financial	12,000	55
Hamamatsu Photonics	1,500	44
Hikari Tsushin	1,000	96
Hitachi Metals	9,000	126
Honda Motor	14,500	422
Horiba	1,000	59
Hoshino Resorts Real Estate Investment Trust	8	41
Inpex	6,800	65
Japan Securities Finance	9,700	51
Japan Tobacco	10,400	346
JFE Holdings	200	3
JSR	5,700	104
Kakaku.com	5,600	81
Kansai Paint	2,600	58
Kirin Holdings	5,400	105
Kobe Steel (1)	250	2
Koito Manufacturing	3,700	191

Kyocera	3,000	170
Maruichi Steel Tube	100	3
METAWATER	2,200	57
Miraca Holdings	4,500	208
Mitsubishi	4,500	97
Mitsubishi Electric	29,300	409
Mitsubishi Estate	1,000	19
Mitsubishi Materials	200	6
Mitsubishi Motors	14,500	93
Mitsubishi UFJ Lease & Finance	12,900	67
Mitsui Fudosan	4,500	99
Mitsui Fudosan Logistics Park	15	44
Miura	2,100	35
Mori Hills Real Estate Investment Trust, Class C	37	48
Musashi Seimitsu Industry	2,600	64
Nabtesco	1,800	51
Nakanishi	600	24
Nifco	1,100	55
Nihon Parkerizing	1,900	24
Nikkiso	4,600	47
Nintendo	500	127
Nippon Accommodations Fund	4	17
Nippon Ceramic	2,100	45
Nippon Prologis Real Estate Investment Trust	3	6
Nippon Seiki	4,000	83
Nippon Shokubai	2,300	155
Nippon Soda	9,000	49
Nippon Steel & Sumitomo Metal	900	20
Nippon Telegraph & Telephone	17,700	759
NOF	3,000	34
Obara Group	2,100	96
Olympus	2,600	100
Omron	2,100	88

PALTAC	2,500	74
Panasonic	17,400	208
Pola Orbis Holdings	2,200	51
Press Kogyo	15,000	73
Recruit Holdings	1,500	76
Round One	2,800	24
Sakata INX	200	3
Sakata Seed	1,100	35
Sanwa Holdings	7,900	80
Seven & i Holdings	8,600	363
Skylark	3,800	57
SMC	200	56
Softbank	1,100	83
Sony	1,600	55
Square Enix Holdings	4,800	138
Stanley Electric	4,500	132
Sumitomo	43,400	580
Sumitomo Mitsui Trust Holdings	3,500	120
Sumitomo Rubber Industries	8,200	148
Sumitomo Seika Chemicals	1,300	55
Suzuki Motor	4,400	184
Taiyo Holdings	1,300	58
Temp Holdings	3,500	66
THK	4,200	108
Tokio Marine Holdings	13,600	573
Tokyo Electron	1,100	134
Tosoh	3,000	28
Toyota Motor	5,700	309
VT Holdings	8,000	41
Yahoo! Japan	52,100	223
Yellow Hat	2,100	48
Total Japan (Cost $10,130)		11,785

LUXEMBOURG 0.0%		
Common Stocks 0.0%		
Orion Engineered Carbons (USD)	150	3
Total Luxembourg (Cost $3)		3
MALAYSIA 0.0%		
Common Stocks 0.0%		
Astro Malaysia Holdings	94,500	59
Total Malaysia (Cost $72)		59
MEXICO 0.4%		
Common Stocks 0.3%		
Alsea	6,700	24
America Movil, Class L, ADR (USD)	3,800	58
Concentradora Fibra Danhos	22,000	38
Fibra Uno Administracion	37,500	65
Fresnillo (GBP)	2,666	50
Grupo Aeroportuario del Sureste, ADR (USD)	40	8
Grupo Financiero Santander Mexico, Class B, ADR (USD)	22,217	202
Grupo Mexico, Series B	4,800	14
Industrias Penoles	560	14
Wal-Mart de Mexico	43,193	97
		570
Corporate Bonds 0.1%		
America Movil, 5.625%, 11/15/17 (USD)	25,000	25
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (USD)	20,000	21
Petroleos Mexicanos, 3.50%, 7/23/20 (USD)	15,000	15
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	10,000	9
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	20,000	22
Petroleos Mexicanos, 6.375%, 2/4/21 (USD)	20,000	22

Southern Copper, 5.875%, 4/23/45 (USD)	55,000	58
		172
Government Bonds 0.0%		
United Mexican States, 4.75%, 3/8/44 (USD)	30,000	30
		30
Total Mexico (Cost $738)		772
NETHERLANDS 0.9%		
Common Stocks 0.8%		
Aalberts Industries	1,298	51
Aalberts Industries, Rights, 5/18/17 (1)	1,298	—
Akzo Nobel	78	7
Akzo Nobel, Rights, 5/8/17 (1)	78	—
Altice, Class A (1)	4,375	109
ASML Holding	1,389	184
Corbion	123	4
Imcd	1,381	74
ING Groep	23,285	380
Intertrust	2,203	44
Kendrion	1,097	39
Kendrion, Rights, 5/12/17 (1)	1,097	—
Koninklijke Ahold Delhaize	6,831	142
Koninklijke DSM	2,206	158
Koninklijke Philips	6,171	213
Koninklijke Vopak	204	9
NXP Semiconductors (USD) (1)	3,531	373
SBM Offshore	387	6
SBM Offshore, Rights, 5/19/17 (1)	387	—
Shop Apotheke Europe (1)	799	25
Takeaway.com Holding (1)	1,636	55

Van Lanschot, GDR	1,957	53
		1,926
Corporate Bonds 0.1%		
Delhaize Group, 6.50%, 6/15/17 (USD)	25,000	25
Shell International Finance, 3.25%, 5/11/25 (USD)	75,000	77
Voya Financial, FRN, 2.90%, 2/15/18 (USD)	20,000	20
		122
Total Netherlands (Cost $1,547)		2,048
NEW ZEALAND 0.1%		
Common Stocks 0.1%		
Fisher & Paykel Healthcare, Class C	13,299	92
Fletcher Building	10,914	64
Total New Zealand (Cost $118)		156
NORWAY 0.3%		
Common Stocks 0.3%		
Aker Solutions (1)	760	4
DNB	24,755	386
Norsk Hydro	1,664	10
Statoil	4,085	67
Storebrand	14,826	98
XXL	5,359	58
Yara International	118	4
		627
Corporate Bonds 0.0%		
Statoil, 1.20%, 1/17/18 (USD)	20,000	20
		20
Total Norway (Cost $563)		647

PANAMA 0.0%		
Government Bonds 0.0%		
Republic of Panama, 6.70%, 1/26/36 (USD)	25,000	32
Total Panama (Cost $28)		32
PERU 0.0%		
Common Stocks 0.0%		
Compania de Minas Buenaventura, ADR (USD)	902	11
Credicorp (USD)	90	14
Southern Copper (USD)	500	17
Total Peru (Cost $33)		42
PHILIPPINES 0.1%		
Common Stocks 0.1%		
BDO Unibank	15,185	36
GT Capital Holdings	1,260	32
SM Investments	5,131	75
Universal Robina	20,030	69
Total Philippines (Cost $185)		212
POLAND 0.0%		
Common Stocks 0.0%		
Bank Pekao	825	30
		30
Government Bonds 0.0%		
Republic of Poland, 3.25%, 4/6/26 (USD)	55,000	55
		55
Total Poland (Cost $84)		85

PORTUGAL 0.0%

Common Stocks 0.0%		
Galp Energia	599	9
Total Portugal (Cost $9)		9

RUSSIA 0.2%

Common Stocks 0.2%		
Alrosa (USD)	5,100	9
Magnit, GDR (USD)	3,571	125
Mail.Ru, GDR (USD) (1)	1,773	47
MMC Norilsk Nickel, ADR (USD)	6,819	105
Sberbank, ADR (USD)	15,125	180
Severstal, GDR (USD)	349	5
Yandex, Class A (USD) (1)	1,554	42
Total Russia (Cost $392)		513

SINGAPORE 0.5%

Common Stocks 0.5%		
Broadcom (USD)	2,785	615
CapitaLand Mall Trust	8,500	12
DBS Group	10,400	144
Sembcorp Industries	9,400	20
United Overseas Bank	13,500	210
Venture	3,900	34
Wilmar International	35,700	91
		1,126
Preferred Stocks 0.0%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $7 (USD) (1)(3)(4)	55	7

Flipkart, Series H, Acquisition Date: 4/17/15 Cost $3 (USD) (1)(3)(4)	23	3
		10
Total Singapore (Cost $922)		1,136

SOUTH AFRICA 0.2%

Common Stocks 0.2%

AngloGold Ashanti	1,137	13
Aspen Pharmacare Holdings	2,876	60
Clicks Group	1,285	13
FirstRand	41,217	154
Impala Platinum (1)	1,900	6
Mr Price	2,735	32
Naspers, N Shares	303	58
Sanlam	12,582	67
Shoprite Holdings	3,094	48
Sibanye Gold	3,653	7
Woolworths Holdings	12,999	70
Total South Africa (Cost $492)		528

SOUTH KOREA 1.1%

Common Stocks 1.1%

AfreecaTV	1,660	35
AmorePacific	282	33
CJ CheilJedang	103	31
DuzonBizon	1,917	46
EO Technics	516	38
GS Retail	1,071	50
Hanssem	223	43
Hyundai Glovis	100	13
Hyundai Mobis	525	102
Hyundai Motor	506	64

Hyundai Steel	57	3
Korea Electric Power	2,225	89
Korea Zinc	13	5
Korean Reinsurance	3,192	32
KT	2,857	91
KT, ADR (USD)	4,240	70
KT&G	1,012	90
LEENO Industrial	690	26
LG Household & Health Care	337	256
LIG Nex1	680	48
NAVER	346	243
Netmarble Games (1)	170	23
Osstem Implant (1)	998	46
POSCO	92	22
S&T Motiv	617	24
Samsung Electronics	443	869
Samsung Fire & Marine	464	109
		2,501
Preferred Stocks 0.0%		
Samsung Electronics	47	72
		72
Total South Korea (Cost $2,086)		2,573
SPAIN 0.8%		
Common Stocks 0.8%		
Acerinox	2,562	36
Amadeus IT, A Shares	4,860	262
Axiare Patrimonio Socimi	6,404	106
Bankia	44,972	55
Baron de Ley (1)	214	27
Cie Automotive	1,765	38
Gamesa	86	2

Gas Natural	2,521	57
Grifols	2,622	70
Grifols, ADR (USD)	19,662	427
Iberdrola	25,077	180
Indra Sistemas (1)	6,808	93
Inmobiliaria Colonial	1,134	9
Laboratorios Farmaceuticos Rovi	2,619	43
Prosegur Cia de Seguridad	5,747	38
Red Electrica	346	7
Telefonica	28,932	320
Vidrala	74	4
Total Spain (Cost $1,527)		1,774

SUPRANATIONAL 0.0%

Corporate Bonds 0.0%

European Investment Bank, 1.625%, 12/15/20 (USD)	65,000	64
Total Supranational (Cost $65)		64

SWEDEN 0.9%

Common Stocks 0.9%

Ahlsell (1)	5,643	38
Autoliv, GDR	860	86
Avanza Holding Bank	1,328	53
Boliden	690	20
Dometic	6,342	47
Elekta, B Shares	9,119	95
Hexagon, B Shares	5,396	235
Hufvudstaden, A Shares	483	8
Inwido	2,405	35
Lindab International	4,357	40
LM Ericsson, B Shares	19,922	129
Lundin Petroleum (1)	224	4

Nordea Bank	33,319	410
Oriflame Holding	1,225	50
Sandvik	356	6
Svenska Cellulosa, B Shares	5,763	191
Svenska Handelsbanken, A Shares	33,685	478
Thule	3,124	54
Vostok New Ventures, GDR (1)	5,433	42
Total Sweden (Cost $1,827)		2,021

SWITZERLAND 1.9%

Common Stocks 1.9%

ABB	6,188	152
Dksh Holding	875	70
Dufry (1)	475	78
GAM Holding (1)	11,304	145
Julius Baer	3,610	188
Nestle	13,295	1,024
Novartis	9,475	729
PSP Swiss Property	1,502	135
Roche Holding	4,411	1,154
SFS	284	28
Sonova	217	32
TE Connectivity (USD)	1,436	111
Tecan	521	89
VAT Group (1)	466	60
Zurich Insurance Group	862	239
Total Switzerland (Cost $3,97 2)		4,234

TAIWAN 0.6%

Common Stocks 0.6%

Addcn Technology	2,683	20
Catcher Technology	19,000	195

Delta Electronics	4,682	26
Largan Precision	1,000	166
President Chain Store	5,000	43
Quanta Computer	16,000	33
Sinbon Electronics	13,299	33
Taiwan Semiconductor Manufacturing	131,000	844
Teco Electric & Machinery	24,000	24
Uni-President Enterprises	32,910	61
Total Taiwan (Cost $908)		1,445

THAILAND 0.1%

Common Stocks 0.1%

Airports of Thailand	19,700	23
BEC World	44,300	24
CP ALL	91,700	162
Kasikornbank, NVDR	4,200	23
Siam Cement	800	12
Siam Cement, NVDR	800	12
Total Thailand (Cost $235)		256

TURKEY 0.1%

Common Stocks 0.1%

BIM Birlesik Magazalar	3,081	50
Eregli Demir ve Celik Fabrikalari	2,087	4
Turkiye Garanti Bankasi	30,994	84
Total Turkey (Cost $131)		138

UNITED ARAB EMIRATES 0.2%

Common Stocks 0.2%

Air Arabia	113,931	32
DP World (USD)	7,599	155

Emaar Malls	39,546	28
Emaar Properties	42,910	84
National Bank of Abu Dhabi	21,943	66
Total United Arab Emirates (Cost $335)		365

UNITED KINGDOM 5.3%

Common Stocks 5.3%

Abcam	8,028	89
Anglo American (1)	1,711	24
Ascential	21,498	98
AstraZeneca, ADR (USD)	8,400	254
Aviva	82,344	560
Barclays, ADR (USD)	4,484	48
BHP Billiton	6,937	106
BP	1,519	9
BP, ADR (USD)	3,057	105
British American Tobacco	10,333	698
Burberry	15,871	332
Cairn Energy (1)	970	2
Cairn Homes (EUR) (1)	24,515	42
Capita	14,760	106
Centamin	2,344	5
Close Brothers Group	1,057	23
Cobham	54,114	93
Cobham, Rights, 5/12/17 (1)	21,647	16
Compass Group	7,203	145
ConvaTec (1)	24,771	98
Croda International	169	8
Derwent London	235	9
DFS Furniture	7,834	28
Diageo	5,222	152
Direct Line Insurance	48,819	221
easyJet	3,811	58

Ebiquity	13,433	20
Exova	16,067	50
Experian	16,867	363
Flybe (1)	27,755	14
Genus	1,305	29
GKN	18,091	84
GlaxoSmithKline, ADR (USD)	11,380	465
Glencore (1)	12,512	49
Great Portland Estates	5,683	51
HSBC Holdings	12,352	102
Huntsworth	19,196	12
Intermediate Capital	5,094	52
Investec	27,218	202
IP (1)	10,475	19
IQE (1)	113,018	92
Just Eat (1)	10,596	79
Kingfisher	60,134	266
Liberty Global, Class A (USD) (1)	1,973	70
Liberty Global, Series C (USD) (1)	10,971	380
Liberty Global Plc LiLAC, Class C (USD) (1)	3,070	67
LivaNova (USD) (1)	2,401	127
Lloyds Banking Group	511,782	460
Majestic Wine	8,377	41
Marks & Spencer Group	9,061	43
Meggitt	33,247	199
National Grid	21,298	276
Next	2,757	154
Oxford Instruments	4,592	59
Paysafe (1)	10,520	62
Persimmon	4,352	131
Petra Diamonds (1)	5,338	9
Pets At Home	15,608	38
Playtech	16,825	209

Prudential	25,351	563
Randgold Resources	244	21
Rathbone Brothers	883	27
Reckitt Benckiser	1,806	166
Renishaw	763	34
Rio Tinto	1,475	58
Rolls-Royce	18,791	198
Rolls-Royce, Entitlement Shares (1)	1,334,161	2
Royal Bank of Scotland (1)	82,898	285
Royal Dutch Shell, B Shares	640	17
Royal Dutch Shell, B Shares, ADR (USD)	2,592	140
RSA Insurance Group	30,386	234
Serco Group (1)	30,927	46
Shaftesbury	1,290	16
Shire	3,998	236
Shire, ADR (USD)	791	140
Sky	8,822	113
Smith & Nephew	9,520	156
Spirax Sarco Engineering	692	47
Sports Direct International (1)	16,528	66
SSE	3,193	58
Standard Chartered (1)	6,893	64
Ted Baker	1,302	47
Travelport Worldwide (USD)	1,600	21
Tyman	10,944	47
Unilever	6,961	358
UNITE	1,309	11
United Utilities	163	2
Victrex	4,514	112
Vodafone	86,144	222
Vodafone, ADR (USD)	15,975	418
WANdisco (1)	3,666	23
William Hill	30,293	115

WPP	16,751	359
Xaar	5,787	28
YouGov	12,865	47
		12,100
Corporate Bonds 0.0%		
BP Capital Markets, 1.375%, 11/6/17 (USD)	20,000	20
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	22
Santander UK, 2.35%, 9/10/19 (USD)	25,000	25
		67
Total United Kingdom (Cost $11,737)		12,167
UNITED STATES 61.8%		
Common Stocks 23.2%		
Abbott Laboratories	2,060	90
Acadia Realty Trust, REIT	649	19
Activision Blizzard	115	6
Aetna	5,224	706
AGCO	76	5
Agilent Technologies	4,897	270
Air Products & Chemicals	166	23
Alaska Air Group	1,427	121
Alexander & Baldwin	119	6
Alexandria Real Estate, REIT	142	16
Alexion Pharmaceuticals (1)	1,057	135
Allergan	672	164
Alphabet, Class A (1)	386	357
Alphabet, Class C (1)	1,370	1,241
Altria Group	1,759	126
Amazon.com (1)	2,306	2,133
American Airlines	8,840	377
American Campus Communities, REIT	563	27
American Electric Power	4,777	324

American International Group	3,699	225
American Tower, REIT	3,851	485
Ameriprise Financial	1,659	212
AmerisourceBergen	763	63
Analog Devices	242	18
Anthem	1,714	305
Apache	67	3
Apple	10,547	1,515
Applied Materials	4,323	176
Arconic	140	4
Ashland Global Holdings	73	9
Atmos Energy	170	14
AutoZone (1)	296	205
AvalonBay Communities, REIT	443	84
Axalta Coating Systems (1)	80	3
Baker Hughes	394	23
Ball	5,577	429
Bank of New York Mellon	9,114	429
Becton, Dickinson & Company	3,188	596
Bemis	164	7
Biogen (1)	811	220
Black Knight Financial Services, Class A (1)	2,638	109
Boeing	3,994	738
Boston Properties, REIT	298	38
Bristol-Myers Squibb	1,940	109
Bunge Limited	1,090	86
C. R. Bard	18	6
Camden Property Trust, REIT	356	29
Carlisle Companies	16	2
Carnival	837	52
Carters	1,109	102
CBOE Holdings	1,950	161
Celgene (1)	1,409	175

Centene (1)	883	66
Centennial Resource Development, Class A (1)	392	7
CF Industries	6,451	173
Charles Schwab	5,677	221
Charter Communications, Class A (1)	205	71
Chevron	1,365	146
Chubb	1,809	248
Cigna	467	73
Cimarex Energy	45	5
Cisco Systems	8,974	306
Citigroup	5,540	328
Citizens Financial	1,483	54
CME Group	265	31
CMS Energy	94	4
Coach	2,338	92
Colgate-Palmolive	2,772	200
Comcast, Class A	15,803	619
Comstock Resources (1)	200	2
Concho Resources (1)	145	18
Constellation Brands, Class A	126	22
Continental Resources (1)	128	5
Cooper Companies	647	130
Costco Wholesale	151	27
Crown Castle International, REIT	1,545	146
CSX	27	1
CVS Health	1,431	118
Danaher	6,021	502
DCT Industrial Trust, REIT	395	20
Delphi Automotive	1,240	100
Delta Air Lines	103	5
Dentsply Sirona	50	3
Diamondback Energy (1)	68	7
Dollar General	4,871	354

Domino's Pizza	35	6
Douglas Emmett, REIT	1,105	42
Dr Pepper Snapple	887	81
Dril-Quip (1)	50	3
DTE Energy	1,441	151
East West Bancorp	1,683	91
EastGroup Properties, REIT	102	8
Ecolab	87	11
Edison International	180	14
EI du Pont de Nemours	3,351	267
Electronic Arts (1)	2,007	190
Eli Lilly	123	10
EOG Resources	4,617	427
Equifax	1,051	142
Equinix, REIT	120	50
Equity Residential, REIT	1,102	71
Essex Property Trust, REIT	226	55
Eversource Energy	1,822	108
Exelon	9,446	327
ExxonMobil	425	35
Facebook, Class A (1)	8,539	1,283
Federal Realty Investment Trust, REIT	248	32
FedEx	96	18
Fidelity National Information	801	67
Fifth Third Bancorp	8,120	198
First Republic Bank	492	46
Fiserv (1)	2,205	263
FleetCor Technologies (1)	141	20
Flotek Industries (1)	190	2
Flowserve	297	15
Fortive	1,906	121
Fortune Brands Home & Security	1,359	87
Frank's International	200	2

Freeport-McMoRan (1)	962	12
General Dynamics	57	11
GGP, REIT	2,232	48
Gilead Sciences	718	49
Global Payments	254	21
Goldman Sachs	53	12
Granite Construction	92	5
Great Plains Energy	1,467	43
Guidewire Software (1)	1,477	91
Halliburton	110	5
Harris	1,417	159
HCA Holdings (1)	7,900	665
Healthcare Realty Trust, REIT	614	20
Henry Schein (1)	19	3
Hess	115	6
Highwoods Properties, REIT	213	11
Hilton Worldwide Holdings	1,415	83
Hologic (1)	5,163	233
Home Depot	1,178	184
Honeywell International	3,326	436
Host Hotels & Resorts, REIT	703	13
Hudson Pacific Properties, REIT	352	12
Humana	582	129
IHS Markit (1)	652	28
Illinois Tool Works	572	79
Illumina (1)	114	21
Incyte (1)	349	43
Intercontinental Exchange	5,037	303
International Paper	5,072	274
Intuit	2,735	342
Intuitive Surgical (1)	479	400
J.B. Hunt Transport Services	84	8
Jagged Peak Energy (1)	260	3

Johnson & Johnson	2,789	344
Johnson Controls International	9,091	378
JPMorgan Chase	16,824	1,464
Kansas City Southern	1,474	133
KeyCorp	9,921	181
Kilroy Realty, REIT	346	24
Kimco Realty, REIT	790	16
KLA-Tencor	207	20
Kosmos Energy (1)	1,100	7
L Brands	2,261	119
Las Vegas Sands	1,697	100
Lennar, Class A	1,782	90
Liberty SiriusXM (1)	3,125	119
Lowe's	9,357	794
Macerich Company, REIT	670	42
Marathon Petroleum	3,637	185
Marriott, Class A	1,665	157
Marsh & McLennan	5,522	409
Martin Marietta Materials	434	96
MasterCard, Class A	7,275	846
Matador Resources (1)	206	5
McDonald's	25	4
Medtronic	6,137	510
Merck	8,028	500
MetLife	6,794	352
MGM Growth Properties, Class A, REIT	2,254	65
MGM Resorts International	2,372	73
Microchip Technology	348	26
Microsoft	25,200	1,725
Molson Coors Brewing, Class B	43	4
Mondelez International, Class A	1,335	60
Monster Beverage (1)	172	8
Morgan Stanley	16,162	701

Mueller Water Products, Class A	300	3
Murphy USA (1)	90	6
Mylan (1)	2,047	76
Netflix (1)	1,079	164
Newmont Mining	1,364	46
NextEra Energy	2,862	382
NiSource	195	5
Northrop Grumman	117	29
Norwegian Cruise Line Holdings (1)	3,403	184
NRG Energy	3,682	62
Nucor	405	25
O'Reilly Automotive (1)	778	193
Occidental Petroleum	4,388	270
Oceaneering International	190	5
Paramount, REIT	500	8
Parsley Energy, Class A (1)	200	6
PayPal Holdings (1)	10,807	516
Pebblebrook Hotel Trust, REIT	266	8
Pentair	2,085	135
PepsiCo	997	113
Perrigo	874	65
Pfizer	12,018	408
PG&E	7,994	536
Philip Morris International	12,183	1,350
Pilgrim's Pride	150	4
Pioneer Natural Resources	90	16
PNC Financial Services Group	2,254	270
PolyOne	70	3
PPG Industries	108	12
Praxair	52	7
Priceline (1)	682	1,260
Procter & Gamble	2,274	199
Progressive	306	12

Prologis, REIT	1,250	68
PS Business Parks, REIT	61	7
Public Storage, REIT	201	42
Qualcomm	4,825	259
Rayonier, REIT	260	7
Raytheon	20	3
Red Hat (1)	2,007	177
Regency Centers, REIT	753	48
Regeneron Pharmaceuticals (1)	10	4
RLJ Lodging Trust, REIT	180	4
Rockwell Collins	2,406	250
Roper Technologies	2,190	479
Ross Stores	1,373	89
Royal Caribbean Cruises	671	72
RPM International	410	22
RSP Permian (1)	54	2
S&P Global	172	23
salesforce.com (1)	5,118	441
Sanderson Farms	44	5
SBA Communications, REIT (1)	67	9
Schlumberger	101	7
Sempra Energy	1,423	161
Sensata Technologies Holding (1)	2,922	120
ServiceNow (1)	1,675	158
Sherwin-Williams	78	26
Silver Run Acquisition Corp II, Equity Units (1)	130	1
Simon Property Group, REIT	466	77
Sirius XM Holdings	28,316	140
SL Green Realty, REIT	535	56
SLM Corporation (1)	12,575	158
SM Energy	138	3
Snap, Class A (1)	3,504	79
Snap, Class A, Lock-up Shares, Acquisition Date: 1/19/17 Cost $7 (1)(3)	451	10

Snap, Class B, Lock-up Shares, Acquisition Date: 5/6/16 Cost $7 (1)(3)	451	10
Southern Company	1,484	74
SS&C Technologies Holdings	1,745	64
Stanley Black & Decker	50	7
Starbucks	1,134	68
State Street	5,103	428
Stericycle (1)	1,422	121
Stryker	1,253	171
Sunstone Hotel Investors, REIT	1,156	17
Synchrony Financial	4,798	133
T-Mobile US (1)	1,535	103
Tableau Software, Class A (1)	1,184	64
Taubman Centers, REIT	96	6
TD Ameritrade Holding	9,015	345
TechnipFMC (1)	171	5
Tempur Sealy International (1)	1,451	68
Terreno Realty, REIT	366	11
Tesaro (1)	814	120
Tesla (1)	790	248
Texas Instruments	984	78
Textron	519	24
Thermo Fisher Scientific	2,166	358
Twenty-First Century Fox	10,183	304
Tyson Foods, Class A	14,142	909
U.S. Bancorp	7,319	375
Ultimate Software Group (1)	512	104
Union Pacific	30	3
United Continental (1)	2,425	170
United Technologies	1,068	127
UnitedHealth Group	2,830	495
Urban Edge Properties, REIT	980	25
US Silica Holdings	130	5
Valmont Industries	10	2

Valvoline	110	2
Vantiv, Class A (1)	22	1
VEREIT, REIT	17,706	148
VeriSign (1)	848	75
Verizon Communications	1,574	72
Vertex Pharmaceuticals (1)	1,876	222
Visa, Class A	8,969	818
Vornado Realty Trust, REIT	524	50
Vulcan Materials	135	16
Wabtec	512	43
Wal-Mart	1,751	132
Walgreens Boots Alliance	5,983	518
Walt Disney	657	76
Watts Water Technologies, Class A	53	3
Weingarten Realty Investors, REIT	454	15
Wells Fargo	12,370	666
Western Digital	910	81
Western Refining	100	3
Weyerhaeuser, REIT	5,808	197
Willis Towers Watson	2,211	293
Workday (1)	660	58
XL Group	8,255	346
Yum! Brands	1,123	74
Zoetis	2,372	133
		52,903
Convertible Preferred Stocks 0.1%		
Dropbox, Series C, Acquisition Date: 1/30/14 Cost $6 (1)(3)(4)	331	2
DTE Energy	70	4
NextEra Energy	1,961	101
		107
Corporate Bonds 3.5%		
21st Century Fox America, 4.50%, 2/15/21	20,000	21

21st Century Fox America, 5.65%, 8/15/20	20,000	22
AbbVie, 4.50%, 5/14/35	30,000	30
Actavis Funding, 3.45%, 3/15/22	45,000	46
Agilent Technologies, 3.875%, 7/15/23	65,000	68
AHS Hospital, 5.024%, 7/1/45	20,000	22
Air Lease, 3.625%, 4/1/27	45,000	44
Altria Group, 4.75%, 5/5/21	20,000	22
American Airlines, PTT, Series 2014-1, Class A 3.70%, 4/1/28	30,024	30
American Airlines, PTT, Series 2015-1, Class A 3.375%, 11/1/28	32,523	32
American Campus Communities Operating, 3.35%, 10/1/20	10,000	10
American Express Credit, 2.125%, 7/27/18	25,000	25
American Express Credit, 2.20%, 3/3/20	95,000	96
American International Group, 2.30%, 7/16/19	15,000	15
American International Group, 3.30%, 3/1/21	70,000	72
Amgen, 2.125%, 5/15/17	25,000	25
Anthem, 4.65%, 1/15/43	20,000	21
Aon, 2.80%, 3/15/21	65,000	65
Aon, 3.875%, 12/15/25	25,000	26
Appalachian Power, 4.45%, 6/1/45	40,000	42
Apple, 1.00%, 5/3/18	20,000	20
Apple, 3.20%, 5/13/25	75,000	77
Arrow Electronics, 3.00%, 3/1/18	20,000	20
Arrow Electronics, 4.00%, 4/1/25	10,000	10
Ascension Health, 3.945%, 11/15/46	65,000	63
AT&T, 1.40%, 12/1/17	25,000	25
AT&T, 3.00%, 6/30/22	25,000	25
AutoZone, 3.125%, 4/21/26	20,000	19
AutoZone, 3.75%, 6/1/27	70,000	71
Baltimore Gas & Electric, 3.35%, 7/1/23	25,000	26
Bank of America, 2.65%, 4/1/19	105,000	106
Bank of America, 4.125%, 1/22/24	75,000	79
Bank of America, VR, 4.244%, 4/24/38	120,000	120

Bank of America, 4.45%, 3/3/26	50,000	52
Baxalta, 2.00%, 6/22/18	5,000	5
BB&T, 2.05%, 6/19/18	15,000	15
Berkshire Hathaway, 1.55%, 2/9/18	25,000	25
Berkshire Hathaway, 2.75%, 3/15/23	35,000	35
Biogen, 3.625%, 9/15/22	90,000	94
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	11
Brixmor Operating Partnership, 3.875%, 8/15/22	20,000	21
Brixmor Operating Partnership, 3.90%, 3/15/27	25,000	25
Broadcom, 3.00%, 1/15/22 (2)	110,000	111
Bunge Limited Finance, 3.50%, 11/24/20	45,000	46
Burlington Northern Santa Fe, 3.05%, 9/1/22	65,000	67
Cameron International, 1.40%, 6/15/17	25,000	25
Catholic Health Initiatives, 2.95%, 11/1/22	25,000	24
CC Holdings, 3.849%, 4/15/23	25,000	26
Celgene, 2.30%, 8/15/18	25,000	25
Celgene, 3.55%, 8/15/22	50,000	52
CF Industries, 5.375%, 3/15/44	2,000	2
Charter Communications Operating, 4.908%, 7/23/25	50,000	54
Citigroup, 2.15%, 7/30/18	75,000	75
Citigroup, VR, 3.887%, 1/10/28	50,000	51
Citigroup, 4.45%, 9/29/27	70,000	72
CMS Energy, 4.875%, 3/1/44	25,000	27
CNA Financial, 3.95%, 5/15/24	90,000	93
CNA Financial, 5.875%, 8/15/20	25,000	28
Columbia Pipeline Group, 3.30%, 6/1/20	40,000	41
Cox Communications, 6.25%, 6/1/18 (2)	25,000	26
Crown Castle International, 3.70%, 6/15/26	40,000	40
Crown Castle International, 4.75%, 5/15/47	30,000	30
CVS Health, 3.50%, 7/20/22	40,000	42
Danaher, 2.40%, 9/15/20	40,000	41
DCP Midstream Operating, 3.875%, 3/15/23	25,000	24
DDR, 3.375%, 5/15/23	25,000	24

Delphi, 4.15%, 3/15/24	15,000	16
Delta Airlines, 2.875%, 3/13/20	35,000	35
Delta Airlines, ETC, 4.25%, 1/30/25	36,054	37
Discover Financial Servicers, 3.75%, 3/4/25	15,000	15
Dominion Resources, 2.50%, 12/1/19	20,000	20
Duke Energy, 1.625%, 8/15/17	25,000	25
Duke Energy, 2.10%, 6/15/18	25,000	25
Eaton Vance, 3.625%, 6/15/23	15,000	15
Ecolab, 2.70%, 11/1/26	30,000	29
Enbridge Energy Partners, 5.20%, 3/15/20	25,000	27
EnLink Midstream Partners, 2.70%, 4/1/19	5,000	5
EQT Midstream Partners, 4.00%, 8/1/24	25,000	25
ERAC USA Finance, 2.80%, 11/1/18 (2)	5,000	5
Everett Spinco, 2.875%, 3/27/20 (2)	45,000	45
Exelon Generation, 2.95%, 1/15/20	10,000	10
Exelon Generation, 5.20%, 10/1/19	25,000	27
Exelon Generation, 6.25%, 10/1/39	15,000	16
Expedia, 5.00%, 2/15/26	35,000	38
Federal Realty Investment Trust, 2.55%, 1/15/21	60,000	60
Fifth Third Bancorp, 4.30%, 1/16/24	65,000	68
FirstEnergy Transmission, 4.35%, 1/15/25 (2)	65,000	68
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	21
Florida Gas Transmission, 4.35%, 7/15/25 (2)	15,000	16
Ford Motor, 4.75%, 1/15/43	35,000	33
GATX Corp., 2.60%, 3/30/20	5,000	5
GE Capital, 1.625%, 4/2/18	50,000	50
GE Capital, 2.20%, 1/9/20	60,000	61
General Motors, 4.00%, 4/1/25	55,000	55
General Motors Financial, 3.10%, 1/15/19	45,000	46
General Motors Financial, 3.15%, 1/15/20	20,000	20
George Washington Univ., 4.30%, 9/15/44	15,000	15
Gilead Sciences, 3.25%, 9/1/22	20,000	21
Goldman Sachs, 2.75%, 9/15/20	50,000	51

Goldman Sachs, 3.00%, 4/26/22	125,000	126
Goldman Sachs, 5.15%, 5/22/45	15,000	16
Goldman Sachs, 6.75%, 10/1/37	10,000	12
Goldman Sachs, 7.50%, 2/15/19	20,000	22
Great Plains Energy, 2.50%, 3/9/20	25,000	25
Harris, 4.854%, 4/27/35	50,000	54
Harvard Univ., Presidents & Fellows, 3.619%, 10/1/37	25,000	25
HP Enterprise, STEP, 2.45%, 10/5/17	17,000	17
Howard Hughes Medical Institute, 3.50%, 9/1/23	20,000	21
Humana, 2.625%, 10/1/19	25,000	25
Humana, 3.95%, 3/15/27	30,000	31
Hyatt Hotels, 3.375%, 7/15/23	30,000	30
Hyundai Capital America, 2.55%, 2/6/19 (2)	20,000	20
Intercontinental Exchange, 2.50%, 10/15/18	5,000	5
Intercontinental Exchange, 3.75%, 12/1/25	75,000	78
International Paper, 5.00%, 9/15/35	35,000	38
Interpublic Group of Companies, 4.00%, 3/15/22	55,000	57
J.B. Hunt Transportation Services, 2.40%, 3/15/19	5,000	5
JPMorgan Chase, 1.625%, 5/15/18	120,000	120
JPMorgan Chase, 2.75%, 6/23/20	110,000	112
JPMorgan Chase, 3.375%, 5/1/23	90,000	91
Kansas City Southern, 4.30%, 5/15/43	25,000	23
Kentucky Utilities, 4.375%, 10/1/45	65,000	68
Keycorp, 2.90%, 9/15/20	40,000	41
Keysight Technologies, 3.30%, 10/30/19	25,000	25
Kilroy Realty, 4.25%, 8/15/29	25,000	26
Kilroy Realty, 4.375%, 10/1/25	15,000	16
Kimco Realty, 3.40%, 11/1/22	20,000	20
Kinder Morgan, 2.00%, 12/1/17	20,000	20
Liberty Mutual Group, 4.25%, 6/15/23 (2)	10,000	11
Liberty Mutual Group, 4.85%, 8/1/44 (2)	20,000	21
Lockheed Martin, 4.70%, 5/15/46	75,000	82

Marsh & McLennan, 3.30%, 3/14/23	10,000	10
Marsh & McLennan, 4.35%, 1/30/47	10,000	10
McKesson, 1.40%, 3/15/18	25,000	25
Mead Johnson Nutrition, 4.125%, 11/15/25	110,000	116
Medtronic Global Holdings, 1.70%, 3/28/19	130,000	130
Merrill Lynch, 6.875%, 4/25/18	25,000	26
Microsoft, 4.20%, 11/3/35	90,000	95
MidAmerican Energy Holdings, 5.15%, 11/15/43	25,000	29
Morgan Stanley, 2.125%, 4/25/18	90,000	90
Morgan Stanley, 2.625%, 11/17/21	55,000	55
Morgan Stanley, 4.30%, 1/27/45	45,000	45
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
NBC Universal, 5.15%, 4/30/20	40,000	44
New York Life Global Funding, 1.50%, 10/24/19 (2)	75,000	74
Nissan Motor Acceptance, 1.95%, 9/12/17 (2)	25,000	25
Northeast Utilities, 1.60%, 1/15/18	5,000	5
Northern Trust, 3.95%, 10/30/25	25,000	27
O'Reilly Automotive, 3.55%, 3/15/26	20,000	20
O'Reilly Automotive, 3.80%, 9/1/22	25,000	26
Occidental Petroleum, 3.40%, 4/15/26	75,000	76
Omnicom Group, 3.60%, 4/15/26	50,000	50
Omnicom Group, 3.65%, 11/1/24	50,000	51
Oracle, 2.25%, 10/8/19	25,000	25
Packaging Corp. of America, 3.65%, 9/15/24	15,000	15
Penske Truck Leasing, 2.50%, 6/15/19 (2)	20,000	20
Penske Truck Leasing, 3.20%, 7/15/20 (2)	65,000	67
PNC Funding, 3.30%, 3/8/22	20,000	21
Priceline Group, 3.65%, 3/15/25	30,000	31
Principal Financial Group, 3.30%, 9/15/22	25,000	26
Principal Financial Group, 3.40%, 5/15/25	35,000	35
Providence Health & Services, 4.379%, 10/1/23	25,000	27
Qualcomm, 3.00%, 5/20/22	80,000	82
QVC, 4.85%, 4/1/24	20,000	20

Reinsurance Group of America, 5.00%, 6/1/21	20,000	22
Republic Services, 5.50%, 9/15/19	25,000	27
Reynolds American, 2.30%, 6/12/18	20,000	20
Roper Industries, 2.05%, 10/1/18	5,000	5
Roper Technologies, 3.00%, 12/15/20	50,000	51
Roper Technologies, 3.80%, 12/15/26	50,000	51
Sabine Pass Liquefaction, 4.20%, 3/15/28 (2)	50,000	50
SBA Tower Trust, 2.898%, 10/15/44 (2)	25,000	25
Simon Property Group, 3.375%, 10/1/24	45,000	45
Southern Company, 2.45%, 9/1/18	25,000	25
Southern Company, VR, 5.50%, 3/15/57	115,000	119
Spectra Energy Partners, 3.375%, 10/15/26	40,000	39
Spectra Energy Partners, 4.75%, 3/15/24	20,000	21
Stanley Black & Decker, 2.451%, 11/17/18	80,000	81
State Street, 2.55%, 8/18/20	65,000	66
State Street, 3.10%, 5/15/23	25,000	25
Thermo Fisher Scientific, 2.40%, 2/1/19	90,000	91
Time Warner Cable, 4.00%, 9/1/21	10,000	10
Time Warner Cable, 5.00%, 2/1/20	10,000	11
Time Warner Cable, 6.55%, 5/1/37	17,000	20
Time Warner Cable, 6.75%, 7/1/18	10,000	11
Time Warner Cable, 6.75%, 6/15/39	13,000	15
Time Warner Cable, 8.75%, 2/14/19	10,000	11
Toyota Motor Credit Corp., 1.45%, 1/12/18	20,000	20
Trinity Health Credit Group, 4.125%, 12/1/45	25,000	24
Union Pacific, 2.25%, 2/15/19	25,000	25
Union Pacific, 4.75%, 9/15/41	10,000	11
United Airlines PTT, ETC, Series 2014-1, Class B 4.75%, 10/11/23	4,077	4
United Airlines PTT, ETC, Series 2014-2, Class A 3.75%, 3/3/28	4,569	5
UnitedHealth Group, 3.75%, 7/15/25	40,000	42
Ventas Realty, 3.25%, 8/15/22	20,000	20
Verizon Communications, 2.625%, 2/21/20	161,000	164

Verizon Communications, 5.15%, 9/15/23	25,000	28
Visa, 4.15%, 12/14/35	90,000	95
Walgreens Boots Alliance, 1.75%, 11/17/17	10,000	10
Wells Fargo, 3.069%, 1/24/23	100,000	101
Wells Fargo, 3.50%, 3/8/22	95,000	99
Western Gas Partners, 4.00%, 7/1/22	20,000	20
Western Gas Partners, 5.45%, 4/1/44	25,000	26
Whirlpool, 1.65%, 11/1/17	10,000	10
		7,965
Asset-Backed Securities 0.5%		
Ally Auto Receivable Trust, Series 2015-1, Class A4 1.75%, 5/15/20	25,000	25
AmeriCredit Automobile Receivables Trust, Series 2015-4 Class A3, 1.70%, 7/8/20	35,000	35
Arbys Funding, Series 2015-1A, Class A2 4.969%, 10/30/45 (2)	98,750	99
Ascentium Equipment Receivables, Series 2015-1A, Class A3 1.61%, 10/13/20 (2)	1,185	1
Ascentium Equipment Receivable, Series 2015-2A, Class A3 1.93%, 3/11/19 (2)	89,607	90
Capital Auto Receivables Asset Trust, Series 2015-3, Class A2 1.72%, 1/22/19	14,492	14
Capital Auto Receivables Asset Trust, Series 2015-4, Class A4 2.01%, 7/20/20	20,000	20
CarMax Auto Owner Trust, Series 2015-4, Class A3 1.56%, 11/16/20	100,000	100
DB Master Finance, Series 2015-1A, Class A2II 3.98%, 2/20/45 (2)	49,000	50
Diamond Resorts Owner Trust, Series 2015-2, Class A 2.99%, 5/22/28 (2)	42,490	42
Ford Credit Auto Owner Trust, Series 2013-C13, Class A4 1.25%, 10/15/18	1,520	2
GreatAmerica Leasing Receivables, Series 2017-1, Class A3 2.06%, 6/22/20 (2)	100,000	100
John Deere Owner Trust, Series 2014-B, Class A3 1.07%, 11/15/18	13,776	14

John Deere Owner Trust, Series 2016-B, Class A3 1.25%, 6/15/20	15,000	15
Nissan Auto Lease Trust, Series 2015-B, Class A4 1.70%, 4/15/21	90,000	90
Nissan Auto Receivables Owner Trust, Series 2015-B Class A4, 1.79%, 1/17/22	25,000	25
Sierra Receivables Funding, Series 2014-2A, Class A 2.05%, 6/20/31 (2)	22,137	22
Sierra Receivables Funding, Series 2015-3A, Class A 2.58%, 9/20/32 (2)	43,012	43
SMB Private Education Loan Trust, Series 2015-A Class A2A, 2.49%, 6/15/27 (2)	100,000	100
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60%, 4/15/21	100,000	100
Wendy's Funding, Series 2015-1A, Class A2II 4.08%, 6/15/45 (2)	98,500	100
World Omni Auto Receivables Trust, Series 2016-A Class A3, 1.77%, 9/15/21	70,000	70
		1,157
Non-U.S. Government Mortgage-Backed Securities 0.6%		
Bank of America Commercial Mortgage, Series 2006-3 Class AM, ARM, 5.917%, 7/10/44	31,499	23
Bank of America Commercial Mortgage, Series 2007-4 Class A4, ARM, 5.751%, 2/10/51	2,860	3
Bank of America Commercial Mortgage, Series 2007-4 Class AM, ARM, 5.818%, 2/10/51	25,000	25
CD Commercial Mortgage Trust, Series 2016-CD2 Class A4, ARM, 3.526%, 11/10/49	55,000	57
Citigroup Commercial Mortgage Trust, Series 2014-GC19 Class A1, 1.199%, 3/10/47	5,759	6
Citigroup Commercial Mortgage Trust, Series 2015-GC33 Class A4, 3.778%, 9/10/58	25,000	26
Citigroup Commercial Mortgage Trust, Series 2017-P7 Class AS, 3.915%, 4/14/50	100,000	104
Commercial Mortgage PTC, Series 2014-CR20, Class A1 1.324%, 11/10/47	5,800	6
Commercial Mortgage PTC, Series 2014-LC15, Class B ARM, 4.599%, 4/10/47	45,000	48

Commercial Mortgage PTC, Series 2014-LC23, Class A4 3.774%, 10/10/48	100,000	105
Commercial Mortgage PTC, Series 2014-UBS2, Class A1 1.298%, 3/10/47	14,863	15
Commercial Mortgage PTC, Series 2014-UBS5, Class A1 1.373%, 9/10/47	4,991	5
Commercial Mortgage PTC, Series 2015-CR24, Class A5 3.696%, 8/10/48	40,000	42
Commercial Mortgage PTC, Series 2015-LC21, Class A4 3.708%, 7/10/48	60,000	62
Connecticut Avenue Securites, Series 2016-C07, Class 2M1 ARM, 2.291%, 4/25/29	43,533	44
Goldman Sachs Mortgage Securities Trust, Series 2014-GC24 Class A1, 1.509%, 9/10/47	24,384	24
Goldman Sachs Mortgage Securities Trust, Series 2015-GC32 Class A4, 3.764%, 7/10/48	25,000	26
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2014-C22, Class A1, 1.451%, 9/15/47	5,036	5
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2014-C23, Class A1, 1.65%, 9/15/47	11,795	12
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2015-C30, Class A5, 3.822%, 7/15/48	65,000	68
JPMorgan Chase Barclays Bank Commercial Mortgage Securities, Series 2015-C31, Class A3, 3.801%, 8/15/48	50,000	52
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51	10,033	10
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	20
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM, 4.464%, 8/15/47	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1, 1.686%, 10/15/47	9,022	9
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48	35,000	37
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class A4, 3.753%, 12/15/47	85,000	89
Seasoned Credit Risk Transfer, Series 2016-1, Class M1, CMO ARM, 3.00%, 9/25/55 (2)	15,000	14

Towd Point Mortgage Trust, Series 2015-5, Class A1B, ARM 2.75%, 5/25/55 (2)	103,295	104
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 Class A4, 3.664%, 9/15/58	41,000	42
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 Class A4, 3.695%, 11/15/48	100,000	104
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2 Class A5, ARM, 3.767%, 7/15/58	75,000	78
WF-RBS Commercial Mortgage Trust, Series 2013-C16 Class A1, 1.406%, 9/15/46	1,863	2
WF-RBS Commercial Mortgage Trust, Series 2013-C17 Class A1, 1.154%, 12/15/46	3,121	3
WF-RBS Commercial Mortgage Trust, Series 2014-C19 Class A1, 1.233%, 3/15/47	10,787	11
WF-RBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479%, 9/15/57	5,681	6
		1,308
U.S. Government & Agency Mortgage-Backed Securities 0.0% (6)		
Federal Home Loan Mortgage, 1.671%, 9/25/19	31,137	31
Federal Home Loan Mortgage, 2.413%, 8/25/47	7,104	7
Federal Home Loan Mortgage, 2.777%, 4/25/23	18,661	19
		57
U.S. Government Agency Obligations (Excluding Mortgage-Backed) 8.4% (7)		
Federal Home Loan Bank, 1.00%, 9/26/19	200,000	198
Federal Home Loan Mortgage, 0.75%, 1/12/18	50,000	50
Federal National Mortgage Assn., 0.875%, 10/26/17	140,000	140
Federal National Mortgage Assn., 1.25%, 8/17/21	175,000	171
U.S. Treasury Bonds, 2.25%, 8/15/46	630,000	541
U.S. Treasury Bonds, 2.50%, 2/15/45	145,000	132
U.S. Treasury Bonds, 2.50%, 2/15/46	50,000	45
U.S. Treasury Bonds, 2.875%, 8/15/45	570,000	560
U.S. Treasury Bonds, 3.00%, 11/15/44	395,000	399
U.S. Treasury Bonds, 3.00%, 5/15/45	665,000	670

U.S. Treasury Bonds, 3.125%, 11/15/41	1,582,000	1,640
U.S. Treasury Bonds, 3.125%, 2/15/43	20,000	21
U.S. Treasury Bonds, 3.125%, 8/15/44	375,000	388
U.S. Treasury Bonds, 3.50%, 2/15/39	115,000	128
U.S. Treasury Bonds, 3.625%, 8/15/43	195,000	220
U.S. Treasury Bonds, 3.875%, 8/15/40	215,000	252
U.S. Treasury Bonds, 4.50%, 5/15/38	585,000	751
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43	112,608	105
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	127,173	123
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	26,888	26
U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47	22,194	22
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	130,405	145
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	109,269	124
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	128,832	147
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	155,486	197
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/41	5,560	7
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	24,147	34
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	85,179	118
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19	164,727	166
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/20	713,898	722
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/21	938,219	947
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22	616,955	622
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22	158,766	160
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	307,528	310
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	210,250	209
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	388,097	381
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	316,676	315
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23	18,313	19
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	322,453	325
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	38,813	39
U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/21	140,465	146
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	129,460	133
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	138,360	142

U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21	269,852	283
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	341,810	360
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	190,065	195
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/19	401,014	423
U.S. Treasury Inflation-Indexed Notes, 2.125%, 1/15/19	332,114	347
U.S. Treasury Inflation-Indexed Notes, 2.625%, 7/15/17	5,875	6
U.S. Treasury Notes, 0.875%, 6/15/19	85,000	84
U.S. Treasury Notes, 1.125%, 4/30/20	570,000	564
U.S. Treasury Notes, 1.125%, 2/28/21	650,000	637
U.S. Treasury Notes, 1.125%, 6/30/21	85,000	83
U.S. Treasury Notes, 1.125%, 7/31/21	345,000	337
U.S. Treasury Notes, 1.125%, 8/31/21	65,000	63
U.S. Treasury Notes, 1.125%, 9/30/21	100,000	97
U.S. Treasury Notes, 1.375%, 2/29/20	395,000	394
U.S. Treasury Notes, 1.375%, 4/30/20	200,000	200
U.S. Treasury Notes, 1.375%, 4/30/21	60,000	59
U.S. Treasury Notes, 1.50%, 5/31/19	350,000	352
U.S. Treasury Notes, 1.50%, 8/15/26	800,000	748
U.S. Treasury Notes, 1.625%, 2/15/26	35,000	33
U.S. Treasury Notes, 1.75%, 10/31/20	195,000	196
U.S. Treasury Notes, 1.75%, 11/30/21	650,000	649
U.S. Treasury Notes, 1.875%, 1/31/22	160,000	161
U.S. Treasury Notes, 2.00%, 2/15/22	600,000	606
U.S. Treasury Notes, 2.125%, 8/15/21	10,000	10
U.S. Treasury Notes, 2.25%, 11/15/24	20,000	20
U.S. Treasury Notes, 2.25%, 11/15/25	60,000	60
U.S. Treasury Notes, 2.25%, 2/15/27	125,000	125
		19,082

Municipal Securities 0.2%

California, Build America, GO, 7.625%, 3/1/40	35,000	52
Denver School Dist. No. 1, Public Schools, Series B, GO, COP 4.242%, 12/15/37	15,000	15

Dormitory Auth. of the State of New York, Personal Income Tax Build America, 5.628%, 3/15/39	15,000	18
Florida State Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.107%, 7/1/18	20,000	20
Florida State Board of Administration Fin. Corp., Series A 2.638%, 7/1/21	45,000	45
JobsOhio Beverage System, Liquid Profit, Series B 3.985%, 1/1/29	15,000	16
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	15,000	21
Maryland HHEFA, Univ. of Maryland Medical, Series B 4.665%, 7/1/36	20,000	21
Metropolitan Transportation Auth. of New York, Build America 5.871%, 11/15/39	15,000	18
Philadelphia Auth. for Ind. Dev., GO, 3.964%, 4/15/26	5,000	5
Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46	20,000	22
South Carolina Public Service, Series D, 2.388%, 12/1/23	50,000	47
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	19
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	25,000	28
Virginia Commonwealth Univ. Health System Auth., Series A 4.956%, 1/1/44	25,000	27
Wisconsin, General Funding Annual Appropriation Series A, 3.954%, 5/1/36	110,000	111
		485
Bond Mutual Funds 15.8%		
T. Rowe Price Emerging Markets Local Currency Bond Fund – Investor Class, 6.18% (8)(9)	849,558	5,752
T. Rowe Price Global Unconstrained Bond Fund – I Class 2.39% (8)(9)	605,568	6,001
T. Rowe Price Institutional Emerging Markets Bond Fund, 6.02% (8)(9)	976,123	8,971
T. Rowe Price Institutional Floating Rate Fund – Institutional Class, 3.95% (8)(9)	438,902	4,415
T. Rowe Price Institutional High Yield Fund, 4.97% (8)(9)	532,302	4,796
T. Rowe Price Institutional International Bond Fund, 1.63% (8)(9)	721,227	6,123
		36,058

Private Investment Companies 9.5%		
Blackstone Partners Offshore Fund (1)(4)	20,828	21,741
		21,741
Total United States (Cost $126,319)		140,863
VIETNAM 0.0%		
Common Stocks 0.0%		
Saigon Securities	25,797	25
Total Vietnam (Cost $26)		25
SHORT-TERM INVESTMENTS 5.2%		
Money Market Funds 5.2%		
T. Rowe Price Government Reserve Fund, 0.72% (8)(10)	11,927,296	11,927
Total Short-Term Investments (Cost $11,927)		11,927
Total Investments in Securities 99.2% of Net Assets (Cost $201,204)		$ 226,227

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,393 and represents 0.6% of net assets.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $50 and represents 0.0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) All or a portion of this security is pledged to cover written call options at April 30, 2017.

(6) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(7) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(8) Affiliated Company

(9) SEC 30-day yield

(10) Seven-day yield

(11) Shares/Par amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

ADR American Depository Receipts
ARM Adjustable Rate Mortgage
AUD Australian Dollar
CHF Swiss Franc
CNH Offshore China Renminbi
CMO Collateralized Mortgage Obligation
COP Certificate of Participation
DKK Danish Krone
ETC Equipment Trust Certificate
EUR Euro
FRN Floating-Rate Note
GBP British Pound
GDR Global Depository Receipts
GO General Obligation
HHEFA Health & Higher Educational Facility Authority
HKD Hong Kong Dollar
ILS Israeli Shekel
JPY Japanese Yen
NOK Norwegian Krone
NVDR Non-Voting Depository Receipts
NZD New Zealand Dollar
PTC Pass-Through Certificate
PTT Pass-Through Trust
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
SEK Swedish Krona
SGD Singapore Dollar
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s).
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end.

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Citibank	5/19/17	USD	75	GBP	60	$ (3)
Citibank	5/19/17	USD	112	JPY	12,290	2
Credit Suisse	5/2/17	EUR	5,033	USD	5,482	—
Credit Suisse	6/2/17	USD	5,616	EUR	5,148	—
HSBC Bank	5/2/17	USD	1,266	AUD	1,661	23
HSBC Bank	5/2/17	USD	1,448	CHF	1,447	(6)
HSBC Bank	5/2/17	USD	269	DKK	1,871	(5)
HSBC Bank	5/2/17	USD	5,155	EUR	4,814	(89)
HSBC Bank	5/2/17	USD	2,972	GBP	2,375	(105)
HSBC Bank	5/2/17	USD	534	HKD	4,149	1
HSBC Bank	5/2/17	USD	3,899	JPY	434,047	5
HSBC Bank	5/2/17	USD	105	NOK	898	—
HSBC Bank	5/2/17	USD	27	NZD	39	1
HSBC Bank	5/2/17	USD	475	SEK	4,242	(4)
HSBC Bank	5/2/17	USD	217	SGD	303	—
HSBC Bank	5/3/17	USD	41	ILS	149	—
JPMorgan Chase	5/2/17	CHF	1,513	USD	1,520	—
JPMorgan Chase	5/2/17	DKK	1,956	USD	287	—
JPMorgan Chase	5/2/17	HKD	4,336	USD	557	—
JPMorgan Chase	5/2/17	JPY	453,134	USD	4,065	—
JPMorgan Chase	5/2/17	NOK	939	USD	110	—
JPMorgan Chase	5/2/17	NZD	41	USD	28	—
JPMorgan Chase	5/2/17	SEK	4,435	USD	501	—
JPMorgan Chase	5/2/17	SGD	317	USD	227	—
JPMorgan Chase	5/2/17	USD	57	AUD	76	1
JPMorgan Chase	5/2/17	USD	66	CHF	66	—
JPMorgan Chase	5/2/17	USD	12	DKK	85	—
JPMorgan Chase	5/2/17	USD	234	EUR	219	(4)
JPMorgan Chase	5/2/17	USD	136	GBP	106	(2)
JPMorgan Chase	5/2/17	USD	24	HKD	187	—
JPMorgan Chase	5/2/17	USD	176	JPY	19,087	5
JPMorgan Chase	5/2/17	USD	5	NOK	41	—
JPMorgan Chase	5/2/17	USD	1	NZD	2	—
JPMorgan Chase	5/2/17	USD	22	SEK	193	—
JPMorgan Chase	5/2/17	USD	10	SGD	14	—
JPMorgan Chase	5/3/17	ILS	156	USD	43	—
JPMorgan Chase	5/3/17	USD	2	ILS	7	—
JPMorgan Chase	6/2/17	USD	1,546	CHF	1,535	—
JPMorgan Chase	6/2/17	USD	302	DKK	2,062	—
JPMorgan Chase	6/2/17	USD	571	HKD	4,441	—
JPMorgan Chase	6/2/17	USD	43	ILS	157	—

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $201,204)	$ 226,227
Receivable for investment securities sold	983
Cash deposits on futures contracts	868
Cash	639
Receivable for shares sold	610
Dividends and interest receivable	485
Foreign currency (cost $93)	93
Unrealized gain on forward currency exchange contracts	43
Due from affiliates	17
Other assets	1,057
Total assets	231,022
Liabilities	
Written options (premiums $1,314)	1,409
Payable for investment securities purchased	782
Variation margin payable on futures contracts	154
Unrealized loss on forward currency exchange contracts	223
Investment management fees payable	126
Payable for shares redeemed	40
Due to affiliates	12
Other liabilities	228
Total liabilities	2,974
NET ASSETS	**$ 228,048**
Net Assets Consist of:	
Undistributed net investment income	$ 41
Accumulated undistributed net realized loss	(4,816)
Net unrealized gain	24,772
Paid-in capital applicable to 19,316,616 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	208,051
NET ASSETS	**$ 228,048**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/17	Year Ended 10/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 902	$ 1,896
Net realized gain (loss)	2,542	(3,830)
Change in net unrealized gain / loss	12,482	8,350
Increase in net assets from operations	15,926	6,416
Distributions to shareholders		
Net investment income		
Investor Class	(2,093)	(1,456)
Advisor Class	(70)	(54)
I Class	(159)	–
Net realized gain		
Investor Class	(644)	(1,019)
Advisor Class	(23)	(38)
I Class	(43)	–
Decrease in net assets from distributions	(3,032)	(2,567)
Capital share transactions*		
Shares sold		
Investor Class	39,971	74,530
Advisor Class	2,447	4,742
I Class	6,377	11,470
Distributions reinvested		
Investor Class	2,252	2,011
Advisor Class	93	88
I Class	197	–
Shares redeemed		
Investor Class	(22,106)	(60,721)
Advisor Class	(1,443)	(3,207)
I Class	(650)	(1)
Increase in net assets from capital share transactions	27,138	28,912
Net Assets		
Increase during period	40,032	32,761
Beginning of period	188,016	155,255
End of period	**$ 228,048**	**$ 188,016**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has three classes of shares: the Global Allocation Fund (Investor Class), the Global Allocation Fund–Advisor Class (Advisor Class), and the Global Allocation Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended April 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument.Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 11,972	$ —	$ —	$ 11,972
Argentina	487	7	—	494
Australia	—	2,445	—	2,445
Austria	—	421	—	421
Belgium	—	297	—	297
Brazil	139	1,362	—	1,501
Canada	716	1,607	—	2,323
Chile	57	177	—	234
China	1,709	2,827	18	4,554
Colombia	27	26	—	53
Denmark	—	804	—	804
Egypt	—	56	—	56
Finland	—	373	—	373
France	418	5,121	—	5,539
Georgia	—	45	—	45
Germany	—	4,184	—	4,184
Hong Kong	—	2,533	—	2,533
India	287	2,000	—	2,287
Indonesia	—	495	—	495
Ireland	72	245	—	317
Israel	49	146	—	195
Italy	33	1,165	—	1,198
Japan	—	11,785	—	11,785
Malaysia	—	59	—	59

Mexico	$ 268	$ 504	$ —	$ 772
Netherlands	373	1,675	—	2,048
New Zealand	—	156	—	156
Norway	—	647	—	647
Panama	—	32	—	32
Philippines	—	212	—	212
Poland	—	85	—	85
Portugal	—	9	—	9
Russia	42	471	—	513
Singapore	615	511	10	1,136
South Africa	—	528	—	528
South Korea	70	2,503	—	2,573
Spain	427	1,347	—	1,774
Supranational	—	64	—	64
Sweden	—	2,021	—	2,021
Switzerland	111	4,123	—	4,234
Taiwan	—	1,445	—	1,445
Thailand	—	256	—	256
Turkey	—	138	—	138
United Arab Emirates	—	365	—	365
United Kingdom	2,235	9,932	—	12,167
United States	88,941	30,179	21,743	140,863
Vietnam	—	25	—	25
Total Securities	109,048	95,408	21,771	226,227
Forward Currency Exchange Contracts	—	43	—	43
Total	$ 109,048	$ 95,451	$ 21,771	$ 226,270

There were no material transfers between Levels 1 and 2 during the six month ended April 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2017, totaled $745,000 for the six months ended April 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of April 30, 2017, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of April 30, 2017, cash of $868,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 7% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 10% and 19% of net assets.

Options The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 13% of net assets. Transactions in written options and related premiums received during the six months ended April 30, 2017, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 13% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2017, there were no securities on loan.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of April 30, 2017, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days’ prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $49,931,000 and $31,917,000, respectively, for the six months ended April 30, 2017. Purchases and sales of U.S. government securities aggregated $12,335,000 and $6,486,000, respectively, for the six months ended April 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2016, the fund had $3,263,000 of available capital loss carryforwards.

At April 30, 2017, the cost of investments for federal income tax purposes was $203,751,000. Net unrealized gain aggregated $22,225,000 at period-end, of which $27,445,000 related to appreciated investments and $5,220,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2017, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended April 30, 2017, the Investor Class operated below its expense limitation.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements $17,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $536,000 remain subject to repayment by the fund at April 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $37,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended April 30, 2017, are as follows:

As of April 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 16% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $575 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.15% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal and administrative fees are recognized as incurred. All fees are allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. Effective January 9, 2017, the fund is no longer a participating fund in the facility. During the six months ended April 30, 2017, the fund incurred $4,000 in commitment fees.

NOTE 9 - SUBSEQUENT EVENT

Effective May 1, 2017, Price Associates will implement an additional tier in the graduated fee schedule for the group fee rate, whereby a rate of 0.265% will be applied for combined net assets of the group in excess of $650 billion.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-year, two-year, and three-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s Investor Class, I Class, and Advisor Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund to a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflect the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group) and second quintile (Advisor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group and Advisor Class Expense Group) and second and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017